UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

Home Solutions of America, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-22388	99-0273889
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas	75207
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 623-8446

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase and Indemnity Agreement

On October 16, 2007, Fireline Restoration, Inc., a Florida corporation (“Fireline”) and wholly-owned subsidiary of Home Solutions of America, Inc., a Delaware corporation (“Home Solutions”), entered into an Asset Purchase and Indemnity Agreement (the “APA”) with RG America, Inc. (“RGA”) and certain subsidiaries of RGA, including Restoration Group American 2003, Inc., RG Restoration, Inc., RG Insurance Services, Inc., CTFD, Inc., CTFD Marine, Inc., RG Risk Management, Inc., Invvision Funding, Inc., Practical Building Solutions 2000, Inc. and RG Florida GC, Inc. (collectively, the “Sellers”). The APA provides for Fireline’s acquisition from the Sellers of designated equipment and vehicles for use in the restoration and construction business and the Sellers’ PropertySMARTTM risk management program (collectively, the “purchased assets”).

The purchased assets are subject to certain liens pursuant to a security agreement for the benefit of Laurus Master Fund, Ltd. (“Laurus”) executed in connection with financing that Laurus had previously provided to the Sellers. In consideration for the acquisition of the purchased assets, Home Solutions has agreed to (i) issue to Laurus 2,000,000 shares of its common stock in exchange for Laurus’ release of the debt RGA owed to Laurus previously provided to the Sellers and the associated liens on the purchased assets, the terms of such common stock issuance being set forth in a separate Release Agreement (as described below), and (ii) enter into a Royalty Agreement with RG Risk Management, Inc. (“RGRM”) that becomes effective upon the consummation of the APA and provides for Home Solutions’ payment to RGRM of a royalty equal to seven percent of all gross written premiums actually collected by Home Solutions or its subsidiaries, less reasonable collection costs, that are generated under the PropertySMARTTM risk management program for a period of 10 years following the consummation of the APA.

The acquisition of the purchased assets is subject to customary representations, warranties and covenants as contained in the APA, including conduct of business restrictions on the Sellers and a grant of exclusivity to Fireline regarding the purchased assets pending consummation of the APA transactions. The Sellers have agreed to indemnify Fireline and Home Solutions, subject to certain limitations, for damages incurred or asserted relating to any failure of the Sellers to perform and discharge any liability or obligation of the Sellers, any action or proceeding asserted with respect to the APA or any related documents or any lien or other claim with respect to the purchased assets, any inaccuracy or breach of the Sellers’ representations and warranties or covenants and any acts or omissions of the Sellers constituting fraud, embezzlement or any crime. Fireline and Home Solutions have agreed to indemnify the Sellers, subject to certain limitations, for damages incurred or asserted relating to any inaccuracy or breach of Fireline’s or Home Solutions’ representations and warranties or covenants and any claim asserted against any Seller arising from Fireline’s performance or management of the Sellers’ construction projects under a certain consulting agreement. Fireline and Home Solutions and the Sellers also mutually granted to each other, to be effective as of the closing date of the APA, a general release from claims arising prior to the date of the APA.

The closing of the APA is expected to occur as promptly as practicable following the occurrence of certain conditions set forth in the APA, including the review by the Securities and Exchange Commission (the “SEC”) of an information statement filed pursuant to the provisions of the Securities Exchange Act of 1934 and the expiration of the applicable waiting period after the filing of the definitive information statement, but in no event later than November 30, 2007 unless extended by Fireline.

Also on October 16, 2007, Fireline entered into an Equipment Lease with CTFD, Inc. and CTFD Marine, Inc., subsidiaries of RGA. The Equipment Lease grants Fireline an option to lease the equipment and vehicles comprising a portion of the purchased assets on a month to month basis, which is exercisable upon one day prior written notice to CTFD, Inc. and CTFD Marine, Inc. Should Fireline exercise the lease option, rent for the equipment and vehicles shall be $5,000 per month during the term of the lease, which may be terminated upon seven days prior written notice by any party at any time.

The APA, the Royalty Agreement and the Equipment Lease were executed and delivered into escrow on October 16, 2007, and were released from escrow on October 18, 2007. Home Solutions obtained the consent of the lenders party to that certain Credit Agreement dated November 1, 2006 (as has been or may be amended, modified or supplemented from time to time) to the transactions contemplated by the APA.

The foregoing description of the APA, the Royalty Agreement and the Equipment Lease are not complete and are qualified in their entirety by reference to the full text of the APA, the Royalty Agreement and the Equipment Lease, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Release Agreement and Stock Purchase Agreement

In connection with the execution of the APA, on October 16, 2007, Home Solutions entered into a Release Agreement with Laurus to be effective October 1, 2007. Pursuant to the Release Agreement, Home Solutions’ issued to Laurus 2,000,000 shares of Home Solutions’ common stock (the “Release Shares”) in exchange for the release of Laurus’ liens and the underlying debt RGA owed to Laurus on the purchased assets under the APA, the release by Laurus of claims against Home Solutions, Fireline and Frank Fradella, and the dismissal of litigation filed by Laurus in relation to those claims.

The amount of Release Shares issued to Laurus pursuant to the Release Agreement is subject to a post-closing adjustment in the event that the average daily per share closing prices for Home Solutions’ common stock, as quoted on the NASDAQ Global Market for the 10 consecutive trading days ending on the fifth trading day preceding the first anniversary of the closing of the Release Agreement, when multiplied by 2,000,000 (such product, the “Release Adjustment Value”), is less than $11,000,000. If the Release Adjustment Value is less than $11,000,000, then Home Solutions will issue to Laurus an additional number of shares of common stock equal to the difference between $11,000,000 and the Release Adjustment Value divided by the average daily per share closing price, determined as described above, with the condition that no more than 1,666,667 shares may be issued pursuant to such adjustment. If the Release Adjustment Value is greater than $11,000,000, there will be no adjustment.

The Release Agreement contains customary representations, warranties and covenants of both Home Solutions and Laurus, including investment representations of Laurus with respect to the issuance of the Release Shares.

Also in connection with the execution of the APA and the consummation of the Release Agreement, on October 16, 2007, Home Solutions entered into a Stock Purchase Agreement with Laurus to be effective October 1, 2007. Pursuant to the Stock Purchase Agreement, Laurus purchased 1,000,000 shares of Home Solutions’ common stock at a per share price of $3.39 (the “Purchased Shares”), for an aggregate purchase price of $3,390,000.

As with the Release Agreement, the amount of Purchased Shares issued to Laurus pursuant to the Stock Purchase Agreement is subject to a post-closing adjustment in the event that the average daily per share closing prices for Home Solutions’ common stock, as quoted on the NASDAQ Global Market for the 10 consecutive trading days ending on the fifth trading day preceding the first anniversary of the closing of the Stock Purchase Agreement, when multiplied by 1,000,000 (such product, the “Purchase Adjustment Value”), is less than $5,500,000. If the Purchase Adjustment Value if less than $5,500,000, then Home Solutions will issue to Laurus an additional number of shares of common stock equal to the difference between $5,500,000 and the Purchase Adjustment Value divided by the average daily per share closing price, determined as described above, with the condition that no more than 833,333 shares may be issued pursuant to such adjustment. If the Purchase Adjustment Value is greater than $5,500,000, there will be no adjustment. When combined, the aggregate amount of Home Solutions common stock issuable by Home Solutions pursuant to the Stock Purchase Agreement and the Release Agreement equals 5,500,000 shares.

The Stock Purchase Agreement contains customary representations, warranties and covenants of both Home Solutions and Laurus, including investment representations of Laurus with respect to the issuance of the Purchased Shares.

In consideration for the 2,000,000 shares of common stock issued and issuable under the Release Agreement, Laurus also agreed to release certain other liens and claims against RGA, Home Solutions and an officer of Home Solutions. In March 2007, Fireline, Home Solutions, RGA and certain of its subsidiaries entered into a Consulting Agreement whereby, among other things, RGA and such subsidiaries granted to Fireline certain rights to certain construction accounts receivable. Additionally, Frank J. Fradella, Home Solutions’ chairman and chief executive officer, in April 2007 executed a personal guarantee in favor of Laurus in order to facilitate Laurus’ funding of up front costs of projects under the Consulting Agreement. As a result of certain disputes between and among Home Solutions, RGA and Laurus relating to the ownership of the accounts receivable, Laurus asserted liens on such accounts receivable pursuant to prior security agreements (the “Security Agreements”) related to financing previously provided by Laurus to RGA, and Laurus filed in August 2007 two separate lawsuits against Home Solutions and Mr. Fradella, asserting claims in connection with the Consulting Agreement and the related accounts receivable.

Pursuant to the Release Agreement, Laurus agreed to release all liens on such accounts receivable and also agreed to release Home Solutions, Fireline and Mr. Fradella from all damages and claims that Laurus had or may have against them on or prior to the date of the Release Agreement, including, without limitation, claims and causes of action based on the two previously filed lawsuits, and all claims or causes of action relating to the Security Agreements, the Consulting Agreement and Mr. Fradella’s guarantee.

The foregoing descriptions of the Release Agreement and the Stock Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Release Agreement and the Stock Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Concurrently with the consummation of the Release Agreement and the Stock Purchase Agreement, Home Solutions entered into additional material agreements related to the shares of Home Solutions common stock issued and issuable thereunder, which are described below:

Lock-Up Agreement. Home Solutions entered into a Lock-Up Agreement with Laurus with respect to the aggregate 3,000,000 shares of Home Solutions common stock initially issued pursuant to the Release Agreement and Stock Purchase Agreement (the “Shares”) that prohibits Laurus, for a period of one year following acquisition of the Shares (the “Lock-Up Period”), from offering, selling, pledging or otherwise disposing of the Shares or entering into any swap, hedge or other arrangement of any Shares or any transaction that transfers any part of the economic consequences of ownership of the Shares.

Voting Agreement. Home Solutions also entered into a Voting Agreement among Mr. Fradella, in his capacity as the chief executive officer of Home Solutions and as the initial voting person for the benefit of Home Solutions, and Laurus. Pursuant to the Voting Agreement, Laurus agreed that, during the term of the Voting Agreement, its voting rights with respect to the Shares shall be exercised by Home Solutions’ chief executive officer. The Voting Agreement terminates upon the earlier of October 1, 2008 or the consummation of a sale of substantially all of the assets of Home Solutions, or the merger or consolidation of Home Solutions with or into any corporation, other than a subsidiary.

Registration Rights Agreement. Home Solutions entered into a Registration Rights Agreement with Laurus, pursuant to which Home Solutions has agreed, among other things, that each time Home Solutions decides to file a registration statement under the Securities Act of 1933 (the “Securities Act”) with respect to its common stock, including any registration statement filed on behalf of stockholders of Home Solutions, Home Solutions will give prompt notice thereof to Laurus, and Laurus will have the right to include all or a portion of the Shares in any such registration statement declared effective by the SEC following the Lock-Up Period. The inclusion of Laurus’ shares in any such registration statement are subject to reduction in the event an underwriter, in the case of an underwritten offering, determines that inclusion would interfere with a successful marketing or if such shares cannot be included in a registration statement due to limitations on the aggregate number of shares that may be included.

The Stock Purchase Agreement, the Release Agreement, the Lock-Up Agreement, the Voting Agreement and the Registration Rights Agreement were executed and delivered into escrow on October 16, 2007, and were released from escrow on October 18, 2007. Home Solutions obtained the consent of the lenders party to that certain Credit Agreement dated November 1, 2006 (as has been or may be amended, modified or supplemented from time to time) to the transactions contemplated by the Stock Purchase Agreement and the Release Agreement.

The foregoing descriptions of the Lock-Up Agreement, Voting Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Lock-Up Agreement, Voting Agreement and Registration Rights Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the issuance of common stock of Home Solutions pursuant to the Release Agreement and Stock Purchase Agreement is incorporated by reference into this Item 3.02. The securities issued pursuant to the Release Agreement and Stock Purchase Agreement did not involve a public offering and were issued to “accredited investors” as defined under Regulation D promulgated under the Securities Act, and as such were issued pursuant to exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Lock-Up Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
4.2	Voting Agreement, dated October 16, 2007, between Frank J. Fradella for the benefit of Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
4.3	Registration Rights Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
10.1
Asset Purchase and Indemnity Agreement, dated October 16, 2007, by and among Fireline Restoration, Inc., RG America, Inc., Restoration Group American 2003, Inc., RG Restoration, Inc., RG Insurance Services, Inc., CTFD, Inc., CTFD Marine, Inc., RG Risk Management, Inc., Invvision Funding, Inc., Practical Building Solutions 2000, Inc. and RG Florida GC, Inc.
10.2	Royalty Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and RG Risk Management, Inc.
10.3	Equipment Lease, dated October 16, 2007, between Fireline Restoration, Inc., CTFD, Inc. and CTFD Marine, Inc.
10.4	Release Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
10.5	Stock Purchase Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SOLUTIONS OF AMERICA, INC.

Date: October 24, 2007

By: /s/ Jeffrey M. Mattich
Jeffrey M. Mattich
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Lock-Up Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
4.2	Voting Agreement, dated October 16, 2007, between Frank J. Fradella for the benefit of Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
4.3	Registration Rights Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
10.1
Asset Purchase and Indemnity Agreement, dated October 16, 2007, by and among Fireline Restoration, Inc., RG America, Inc., Restoration Group American 2003, Inc., RG Restoration, Inc., RG Insurance Services, Inc., CTFD, Inc., CTFD Marine, Inc., RG Risk Management, Inc., Invvision Funding, Inc., Practical Building Solutions 2000, Inc. and RG Florida GC, Inc.
10.2	Royalty Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and RG Risk Management, Inc.
10.3	Equipment Lease, dated October 16, 2007, between Fireline Restoration, Inc., CTFD, Inc. and CTFD Marine, Inc.
10.4	Release Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.
10.5	Stock Purchase Agreement, dated October 16, 2007, between Home Solutions of America, Inc. and Laurus Master Fund, Ltd.